BEACON GLOBAL ADVISORS TRUST
               THE CRUELTY FREE VALUE FUND
             Supplement dated January 5, 1998
  to Prospectus and Statement of Additional Information dated April 8, 1997, as Supplemented October 28, 1997

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES THE INFORMATION CONTAINED IN THE FUND'S PROSPECTUS DATED APRIL 8, 1997, AS
SUPPLEMENTED OCTOBER 28, 1997.

                    FINANCIAL HIGHLIGHTS

The following are unaudited "Financial Highlights" of THE CRUELTY FREE VALUE FUND for the period ended September 30, 1997. The table below sets forth financial data for one share of capital stock outstanding for the period presented.
           For the Period
        April 29, 1997/*/ through
            September 30, 1997
                 (unaudited)              ----------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $           25.00
                                          ----------------------------

   Income from investment operations:
        Net investment loss                                    (0.03)
        Net realized and unrealized gain
    on investments                                              4.23
                                          ----------------------------
        Total from investment operations                        4.20
                                          ----------------------------

NET ASSET VALUE, END OF PERIOD                     $            29.20
                                          ----------------------------
                                          ----------------------------

TOTAL RETURN                                16.80% /1/

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)            $        1,058
   Ratio of expenses to average net assets:
        Before expense reimbursement                    39.20%/2/
        After expense reimbursement                      1.95% /2/
   Ratio of net investment loss to average net assets:
        Before expense reimbursement                   (37.59%)/2/
        After expense reimbursement                     (0.34%)/2/
   Portfolio turnover rate                              13.52% /1/
   Average commission rate paid                    $     0.0700

/*/     Commencement of investment operations
/1/     Not Annualized
/2/     Annualized



THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY
INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS
ENTITLED " MANAGEMENT OF THE FUND - THE SUBADVISORS" AND IN THE
STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT ADVISORY AND OTHER SERVICES - SUBADVISORY AGREEMENTS."

Effective January 5, 1998, The Cruelty-Free Value Fund engaged a new investment manager, Scudder Kemper Investments, Inc. (or Zurich Investment Management, Inc. transferable to Scudder Kemper Investments, Inc.), pursuant to a new sub-investment advisory agreement between Beacon Global Advisors, Inc. and Scudder Kemper Investments, Inc. (or Zurich Investment Management, Inc. transferable to Scudder Kemper Investment, Inc.), which was approved by the Board of Trustees at a meeting held December 5, 1997 and by shareholders at a Special Meeting of Shareholders held on January 5, 1998.